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                                                                  EXHIBIT 10.20.

                                     LEASE

                       THE QUADRANT CORPORATION, LANDLORD

                           GETTY IMAGES, INC., TENANT



                            DATED NOVEMBER 30, 1999

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                                     LEASE

                               TABLE OF CONTENTS


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 1.   BASIC LEASE TERMS .............................................................................................

 2.   PREMISES ......................................................................................................

 3.   TERM ..........................................................................................................
      3.1   Commence ................................................................................................
      3.2   Expire ..................................................................................................

 4.   TENANT IMPROVEMENTS; EARLY POSSESSION; DELAYED DELIVERY OF POSSESSION ........................................
      4.1   Tenant Improvements .....................................................................................
      4.2   Early Occupancy .........................................................................................
      4.3   Landlord Delay ..........................................................................................
      4.4   Tenant Delay ............................................................................................

 5.   RENT ..........................................................................................................
      5.1   Rent ....................................................................................................
      5.2   Manner of Payment .......................................................................................
      5.3   Rent Commencement .......................................................................................

 6.   PREPAID RENT AND SECURITY DEPOSIT .............................................................................
      6.1   Deposit .................................................................................................
      6.2   Use of Deposit to Cure ..................................................................................
      6.3   Return of Security Deposit ..............................................................................
      6.4   Treatment as Security Deposit ...........................................................................
      6.5   Landlord's Obligation Regarding Deposit .................................................................

 7.   USE OF PREMISES ...............................................................................................
      7.1   Use .....................................................................................................
      7.2   Prohibited Uses .........................................................................................
      7.3   No Nuisance .............................................................................................
      7.4   Telecommunications Providers ............................................................................

 8.   ADDITIONAL RENT FOR OPERATING EXPENSES ........................................................................
      8.1   Tenant Payment ..........................................................................................
      8.2   Tenant's Share ..........................................................................................
      8.3   Definitions .............................................................................................
      8.4   Determination of Operating Expenses .....................................................................
      8.5   Reconciliation ..........................................................................................
      8.6   Upon Lease Termination ..................................................................................
      8.7   Landlord Rights .........................................................................................

 9.   MAINTENANCE AND REPAIR RESPONSIBILITY .........................................................................
      9.1   Maintenance Obligations .................................................................................
      9.2   No Obligation For Alteration ............................................................................
      9.3   Tenant Waiver ...........................................................................................

10.   COMMON AREAS ..................................................................................................
      10.1  Use of Common Areas .....................................................................................
      10.2  Definition of Common Areas ..............................................................................

11.   UTILITIES AND SERVICES ........................................................................................
      11.1  Furnishing of Utilities and Services ....................................................................
      11.2  Additional Services .....................................................................................
      11.3  After Hours .............................................................................................
      11.4  Separate Meters .........................................................................................
      11.5  Failure .................................................................................................

12.   LIMITS ON LANDLORD'S LIABILITY ................................................................................
      12.1  Circumstances Beyond Control ............................................................................

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      12.2  Unreasonable Period of Failure ...........................................................................
      12.3  Tenant Caused ............................................................................................
      12.4  No Abatement of Rent .....................................................................................
      12.5  No Interference ..........................................................................................

13.   ALTERATIONS AND ADDITIONS BY TENANT; LIENS AND INSOLVENCY ......................................................
      13.1  Alterations and Additions by Tenant ......................................................................
      13.2  Liens and Insolvency .....................................................................................

14.   INSURANCE; INDEMNITY ...........................................................................................
      14.1  Tenant Waiver ............................................................................................
      14.2  Indemnity ................................................................................................
      14.3  Landlord's Responsibility ................................................................................
      14.4  Tenant's Insurance .......................................................................................
      14.5  Policies .................................................................................................
      14.6  Landlord's Insurance .....................................................................................
      14.7  Proceeds .................................................................................................
      14.8  Waiver of Subrogation ....................................................................................
      14.9  Notification of Accidents ................................................................................

15.   DESTRUCTION ....................................................................................................
      15.1  Election to Restore ......................................................................................
      15.2  Rent Abatement ...........................................................................................
      15.3  Repairs to Tenant Installations ..........................................................................
      15.4  No Compensation ..........................................................................................

16.   CONDEMNATION ...................................................................................................
      16.1  Termination of Lease .....................................................................................
      16.2  Election of Termination ..................................................................................
      16.3  Reduction of Rent ........................................................................................
      16.4  Award ....................................................................................................
      16.5  Landlord Authority .......................................................................................

17.   ASSIGNMENT AND SUBLETTING ......................................................................................
      17.1  Landlord Consent Required ................................................................................
      17.2  Deemed Assignment ........................................................................................
      17.3  Recapture ................................................................................................
      17.4  Additional Requirements ..................................................................................
      17.5  Assignment with Bankruptcy ...............................................................................
      17.6  Sale .....................................................................................................
      17.7  Binding ..................................................................................................

18.   DEFAULT ........................................................................................................
      18.1  Definition of Default ....................................................................................
      18.2  Tenant Notification ......................................................................................
      18.3  Landlord Default .........................................................................................
      18.4  Rental Concession ........................................................................................

19.   REMEDIES IN DEFAULT ............................................................................................
      19.1  Landlord Remedies ........................................................................................
      19.2  Tenant Payment of Costs ..................................................................................
      19.3  Termination ..............................................................................................
      19.4  No Termination ...........................................................................................
      19.5  Landlord Election to Make Tenant Advances ................................................................

20.   ACCESS .........................................................................................................

21.   SURRENDER OF PREMISES; HOLD-OVER TENANCY .......................................................................
      21.1  Surrender of Premises ....................................................................................
      21.2  Hold-Over Tenancy ........................................................................................

22.   COMPLIANCE WITH LAW ............................................................................................

23.   RULES AND REGULATIONS ..........................................................................................

24.   PARKING ........................................................................................................

25.   ESTOPPEL CERTIFICATES ..........................................................................................

26.   SUBORDINATION ..................................................................................................

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27.   REMOVAL OF PROPERTY ..........................................................................................

28.   PERSONAL PROPERTY TAXES ......................................................................................

29.   NOTICES ......................................................................................................

30.   CONDITION OF PREMISES ........................................................................................

31.   HAZARDOUS SUBSTANCES .........................................................................................
      31.1  Tenant Obligations .....................................................................................
      31.2  Tenant Indemnity .......................................................................................
      31.3  Landlord Inspection ....................................................................................
      31.4  Survival ...............................................................................................

32.   SIGNS ........................................................................................................

33.   GENERAL PROVISIONS ...........................................................................................
      33.1  Attorneys' Fees ........................................................................................
      33.2  Governing Law; Venue ...................................................................................
      33.3  Cumulative Remedies ....................................................................................
      33.4  Exhibits; Addenda ......................................................................................
      33.5  Interpretation .........................................................................................
      33.6  Joint Obligation .......................................................................................
      33.7  Keys ...................................................................................................
      33.8  Late Charges; Interest .................................................................................
      33.9  Light, Air, and View ...................................................................................
      33.10 Measurements ...........................................................................................
      33.11 Name ...................................................................................................
      33.12 Prior Agreements; Amendments ...........................................................................
      33.13 Recordation ............................................................................................
      33.14 Liability ..............................................................................................
      33.15 Severability ...........................................................................................
      33.16 Time ...................................................................................................
      33.17 Waiver .................................................................................................
      33.18 No Waste ...............................................................................................
      33.19 Force Majeure ..........................................................................................
      33.20 Quiet Enjoyment ........................................................................................

34.   AUTHORITY OF PARTIES .........................................................................................

35.   FINANCIAL STATEMENTS .........................................................................................

36.   COMMISSIONS ..................................................................................................

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EXHIBITS TO THIS LEASE:

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
Exhibit A-1       Premises
Exhibit A-2       Legal Description of Property
Exhibit A-3       Legal Description of Business Park
Exhibit B-1       Work Letter for Waterside Building
Exhibit B-2       Work Letter for Park View Building
Exhibit C         Exclusivity Agreement
Exhibit D         Operating Cost Exclusions
Exhibit E         Allocation of Non-Metered Operating Expenses Between Office and Retail Spaces for Park View Building
Exhibit F         Form of Non-Disturbance and Attornment Agreement for Waterside and Park View Buildings
Exhibit F-2       Form of Non-Disturbance and Attornment Agreement for Plaza Building
Exhibit G         Janitorial Schedule
Exhibit H         24 Hour/7 Day Areas
Exhibit I         Form of Memorandum of Lease
Exhibit J         List of Environmental Reports

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                                     LEASE

LEASE, dated November 30, 1999, is made by and between THE QUADRANT CORPORATION, a Washington corporation ("Landlord"), and GETTY IMAGES, INC., a Delaware corporation ("Tenant").

1. Basic Lease Terms. This section sets forth certain basic terms of this Lease for reference purposes. This Section is to be read in conjunction with the other provisions of this Lease; provided, however, to the extent of any inconsistency between this Section and the other provisions of this Lease, this Section shall control.

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
LEASED PREMISES                                   TERM
(See Section 2)                                   (See Section 3)

Business Park            Quadrant Lake Union      Target Commencement Date   September 1, 2001
                         Center                   Rent Commencement Date     45 Days after the
                                                                             Commencement Date
Building Names           Park View Building and                              (See Section 5.3)
                         Waterside Building       Target Expiration Date     August 31, 2013
                                                  Length of Term             144 Months
Addresses determined     Not yet issued; to be    Renewal Options            Two 5-Year Extensions
                                                                             (See Section 1A.3)
Rentable Sq. Ft.         116,440 RSF
(See Section 1A.4)       (Park View Building)
                         62,332 RSF
                         (Waterside Building)

RENT; PREPAID RENT;
SECURITY DEPOSIT
(See Sections 1A.4, 5 and 6)                       PERMITTED USE (See Section 7)

Base Monthly Rent (Park View Building)             General Office Use, Production Shipping,
     Mos. 1-48:   $230,454/Mo. NNN                 24-Hour Per Day/7-Day Per Week Call and
                  ($23.75/RSF/Year NNN)            Support Center, Photography Studio, Storage
     Mos. 49-96:  $258,594/Mo. NNN                 and other similar types of uses reasonably
                  ($26.65/RSF/Year NNN)            related to Tenant's current day-to-day business
     Mos. 97-144: $290,130/Mo. NNN                 operations as of the date of this Lease.
                  ($29.90/RSF/Year NNN)

                                                    OPERATING EXPENSES (Section 8)
Base Monthly Rent (Waterside Building)              Tenant's Share           100% of Waterside Building
     Mos. 1-48:   $125,963/Mo. NNN                                           100% of Office Space in
                  ($24.25/RSF/Year NNN)                                      Park View Building
     Mos. 49-96:  $141,026/Mo. NNN
                  ($27.15/RSF/Year NNN)             Additional Rent          $65,498
     Mos. 97-144: $157,908/Mo. NNN                                           (Park View Building)
                  ($30.40/RSF/Year NNN)                                      $35,062
                                                                             (Waterside Building)
Prepaid Rent -- none                                                         (Based on estimate of
                                                                             $6.75/RSF/Year for 2001)
Security Deposit  see Sections 6 and 1A.19
                                                    PARKING (See Sections 1A.10 and 24)
                                                                             267 Stalls (Park V)
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